UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2008

CORUS BANKSHARES, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On October 3, 2008, Tim H. Taylor, Executive Vice President and Chief Financial Officer, gave notice of his resignation as Chief Financial Officer of Corus Bankshares, Inc. (the “Company”), effective as of October 6, 2008.

(c)	On October 6, 2008, the Company appointed Michael E. Dulberg as Executive Vice President and Chief Financial Officer. Additionally, the Company appointed Richard J. Koretz, Executive Vice President and Chief Operating Officer.

As the Company’s Chief Accounting Officer for the last 9 years, Michael E. Dulberg, age 43, has been a central member of the Company’s financial team for many years. Prior to joining Corus, Michael worked for 6 years with Kraft Foods, with positions in corporate and operations finance as well as internal audit. Before that, Michael worked for 5 years for the public accounting firm BDO Seidman. Mr. Dulberg, a certified public accountant, received a B.A. from the University of Michigan in 1987 and an M.B.A. from the University of Chicago in 1998. There are no family relationships among Mr. Dulberg and any directors or other executive officers of the Company. There are no “related party” transactions between Mr. Dulberg and the Company as described in Item 404(a) of Regulation SK.

Richard J. Koretz, age 44, has been a vital part of the Company’s management team for 17 years, over that time having been involved with, or in charge of, many of the Company’s business initiatives. Prior to his appointment as Chief Operating Officer, Rick was the Company’s Senior Vice President of Finance, a position he has held since 2000. Prior to joining Corus, Rick worked for 4 years with Andersen Consulting, working as a technology consultant primarily in the manufacturing industry. Mr. Koretz, a certified public accountant, received a B.S. from the University of Vermont in 1986 and an M.B.A. from the University of Chicago in 1991. There are no family relationships among Mr. Koretz and any directors or other executive officers of the Company. There are no “related party” transactions between Mr. Koretz and the Company as described in Item 404(a) of Regulation SK.

The information called for in Item 5.02(c)(3) has not yet been determined for either individual. The Company will file an amendment to this Form 8-K containing that information within four business days after the information is determined.

On October 6, 2008, the Company issued a press release announcing these changes. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01:	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

October 7, 2008

By: /s/ Robert J. Glickman
Robert J. Glickman
President and Chief Executive Officer
(Principal Executive and duly authorized
Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 6, 2008